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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 18, 2000

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                                 ONDISPLAY INC.
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               (Exact name of registrant as specified in charter)

          Delaware                   333-86889                   680391052
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 (State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

12667 Alcosta Blvd., Suite 300, San Ramon, CA             94583
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(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code     925-355-3200
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)


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        1.      ITEM 5. OTHER EVENTS

        On January 18, 2000, OnDisplay, Inc. ("OnDisplay") and Oberon Software Incorporated ("Oberon") announced that they had entered into an Agreement and Plan of Reorganization, dated as of January 17, 2000 (the "Agreement") which sets forth the terms and conditions of the proposed merger of a subsidiary of OnDisplay with and into Oberon (the "Merger") pursuant to which Oberon will become a wholly owned subsidiary of OnDisplay. In connection with the stockholder approvals required for completion of the Merger, a preliminary proxy on Schedule 14-A was filed on February 18, 2000. The pro forma financial statements and OnDisplay's financial statements filed as part of the preliminary proxy have been included herein as Exhibits 99.1 and 99.2 for the convenience of investors.

        2.      ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) EXHIBITS

        23.1 Consent of PricewaterhouseCoopers LLP, Independent Auditors

        99.1 Unaudited Pro Forma Combined Financial Statements

        99.2 Financial Statements for OnDisplay, Inc. at December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   ONDISPLAY,  INC.

Date:  February 18, 2000
                                          /s/ David F. Larson
                                       -----------------------------------------
                                       Name:  David F. Larson
                                       Title: Chief Financial Officer



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                                EXHIBIT INDEX


        23.1 Consent of PricewaterhouseCoopers LLP, Independent Auditors

        99.1 Unaudited Pro Forma Combined Financial Statements

        99.2 Financial Statements for OnDisplay, Inc. at December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999